                                                  EXHIBIT 1


                     CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Current Report on Form 8-K of Superior TeleCom Inc. of our report dated January 27, 1998, with respect to the consolidated financial statements and schedules of Essex International Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.



                                           /s/ Ernst & Young LLP
                                           -------------------------
                                               Ernst & Young LLP
Indianapolis, Indiana
February 8, 1999